                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
           SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___________)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary proxy statement

[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2))

[ ] Definitive proxy statement

[ ] Definitive additional materials

[X] Soliciting material under Rule 14a-12

                                  INTERVU INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

Payment of filing fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

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        On February 7, 2000 Akamai Technologies, Inc. ("Akamai") and INTERVU
Inc. ("INTERVU") announced that they had entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which a subsidiary of Akamai would merge with and into INTERVU, with INTERVU becoming a wholly-owned subsidiary of Akamai.

        A copy of Akamai's and INTERVU's joint press release issued on February 7, 2000 is attached hereto. In addition, a copy of the press release is available on INTERVU's web site at www.intervu.net. A copy of the press release available on INTERVU's web site also is attached.

        For more information regarding the Merger Agreement and the merger, please refer to INTERVU's Current Report on Form 8-K filed February 8, 2000.

        All stockholders should read the proxy statement/prospectus concerning the merger that will be filed with the SEC and mailed to stockholders. The proxy statement/prospectus will contain important information that stockholders should consider before making any decision regarding the merger. You will be able to obtain the joint proxy statement/prospectus, as well as other filings containing information about Akamai and INTERVU, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus will also be available, without charge, from INTERVU by directing a request through the Investors Relations portion of INTERVU's website at http://www.intervu.net or by mail to INTERVU Inc., 6815 Flanders Drive, San Diego, CA 92121, attention: Investor Relations, telephone: (858) 623-8400.

CERTAIN INFORMATION CONCERNING PARTICIPANTS

        INTERVU and certain other persons named below may be deemed to be participants in the solicitation of proxies from INTERVU stockholders to approve the merger. The participants in this solicitation may include the directors of INTERVU (Harry E. Gruber, J. William Grimes, Edward E. David, Jr., Mark Dowley, Alan Z. Senter and Isaac Willis) and the following executive officers of
INTERVU: Kenneth L. Ruggiero, Vice President and Chief Financial Officer, Edward
L. Huguez, Vice President and Chief Operating Officer, and Kevin Sagara, Vice President of Mergers and Acquisitions and General Counsel. The aforementioned directors and officers of INTERVU together may be deemed to beneficially own approximately ____% of INTERVU's common stock.

Set forth below is the text of the joint press release issued on February 7, 2000.

AKAMAI CONTACT:                     INTERVU CONTACT:
Jeff Young                          Anjeanette Rettig
Marketing Manager                   858-623-8400 x134
Akamai Technologies
617-250-3913
jyoung@akamai.com


                   AKAMAI TO ACQUIRE INTERVU TO FORM LARGEST
                     INTERNET STREAMING MEDIA AND BROADBAND
                            CONTENT DELIVERY COMPANY

            $2.8 BILLION ACQUISITION TO CREATE INDUSTRY LEADER WITH
                              OVER 1,000 CUSTOMERS

CAMBRIDGE, MA and SAN DIEGO, CA, February 7, 2000 -- Akamai Technologies (NASDAQ: AKAM), the foremost provider of global, high performance services for the delivery of Internet content, streaming media, and applications, and INTERVU Inc. (NASDAQ: ITVU), the leading service provider for Internet audio and video delivery solutions, announced today that they have signed a definitive agreement for Akamai to acquire INTERVU in a stock-for-stock transaction valued at approximately $2.8 billion. Each share of INTERVU common stock will be exchanged for 0.5957 shares of Akamai common stock. Upon closing, this acquisition will make Akamai the largest global provider of Internet content, audio and video delivery services.


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

Akamai, the exclusive network provider for Apple QuickTime TV, will combine its global network with that of INTERVU, a pioneer in the quickly expanding streaming market. Together, the two companies will support all leading streaming media formats, and will have over 1,000 customers, including AOL MovieFone, Apple, CBS Corporation, CNN, General Motors, GO Network, IBM, Microsoft, NBC, Paramount Digital Entertainment, Quokka Sports, Turner Broadcasting, Universal Studios, and Viacom.

The companies will jointly have more than 3,000 servers in 100 networks across 40 countries, expanding upon what was already the largest fault-tolerant network for the delivery of streaming media. The company's headquarters will remain in Cambridge, MA, and will include offices in Atlanta, Chicago, Cupertino, London, Los Angeles, Munich, New York, Paris, San Diego, San Mateo, Seattle, and the Washington D.C. area.

"By combining with INTERVU we will create the hands down leader in the field of Internet streaming," said George Conrades, chairman and CEO of Akamai. "INTERVU's powerful customer base and proven track record, together with Akamai's innovative technology and global network, is a winning and complementary combination. This merger will solidify Akamai's position in the streaming arena and will provide customers with the most comprehensive, end-to-end content delivery solution in the market today. Following our recent acquisition of Network24, our agreement with INTERVU will ensure that Akamai will play the leading role in defining the future direction for streaming content over the Web."

"By joining forces with an organization of Akamai's caliber, we can truly empower our customers with the broadest range of content delivery solutions available. Our combined company will be poised to become the de facto standard for integrated media delivery services," according to Harry Gruber, founder and CEO of INTERVU. "We are confident that together we will introduce a new generation of streaming, including enhanced performance and reliability, to the Web's top properties."

By acquiring INTERVU, Akamai believes it will be best positioned in the market to offer:

        - Integrated Applications -- meeting customer demand for solutions that combine the delivery of streaming media with dynamic and personalized content, and enable an interactive broadband media experience over a high-performance delivery network.

        - Broadest Network Reach -- integrating INTERVU's network of regional staging hubs for audio and video with Akamai's global, edge delivery network, the combined companies will create a single, massive platform that incorporates broadband networks and satellite distribution, for the delivery of high quality streaming media.

        - Proven Expertise -- deploying the most experienced team in the industry, including hundreds of employees who are focused on providing world-class streaming services.

        - Comprehensive Solution -- offering broadest range of end-to-end streaming media solutions, including signal acquisition, production, encoding and delivery as well as value added services from applications such as the Network24 Qcast offering from Akamai and Netpodium from INTERVU.

Under terms of the agreement, Akamai will acquire INTERVU by issuing approximately 9.3 million shares of Akamai common stock in exchange for all outstanding shares of INTERVU stock. Additionally, Akamai will convert outstanding INTERVU stock options and warrants into approximately 2.8 million Akamai options and warrants. The merger will be effected on a tax-free basis to INTERVU stockholders and will be accounted for as a purchase. The acquisition is subject to certain closing conditions, including regulatory approvals and the approval of INTERVU stockholders, and is expected to close during the second quarter of 2000.

About INTERVU Inc.

INTERVU provides Web site owners and content publishers with services for the delivery or "streaming" of live and on-demand video and audio content over the Internet. INTERVU's services automate the publishing, distribution and programming of video and audio content. INTERVU's customers use its video and audio distribution services to transmit entertainment, sports, news, advertising, business communications, and distance learning content. INTERVU's current customers include CNET, CNN, Excite@Home, House of Blues, Investor Broadcast Network (formerly Vcall), Microsoft, MSNBC, NBC, NetRadio.com, Quokka Sports, Saatchi & Saatchi, Tunes.com and Turner Broadcasting. Additional information can be found at www.intervu.net.

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

About Akamai

Akamai Technologies, Inc. is headquartered in Cambridge, Massachusetts, and has offices in Cupertino and San Mateo, California; and Munich, Germany; Paris, France; and London, England. Akamai provides global Internet content, streaming media, and applications delivery services for hundreds of customers, improving Web site speed and reliability and enabling richer, more engaging Web site content. To date, Akamai has delivered millions of high-quality audio and video streams. Currently, Akamai has deployed over 2,000 servers in excess of 40 countries across more than 100 different telecommunications networks. Akamai (pronounced AH kuh my) is Hawaiian for intelligent, clever and cool. Additional information can be found at www.akamai.com.

                                      # # #

Except for the historical information contained herein, this news release contains forward-looking statements that are subject to risks and uncertainties that might cause actual results to differ from those foreseen, including the market acceptance for INTERVU's specialized services, technological change and intense competition, as well as the other risks detailed from time to time in INTERVU's SEC reports, including the report on Form 10-K filed on March 30, 1999.

     The release contains information about future expectations, plans and prospects of Akamai's management that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, the dependence on Akamai's Internet content delivery service, a failure of its network infrastructure, the complexity of its service and the networks on which the service is deployed, the failure to obtain access to transmission capacity and other factors that are discussed in the Company's Registration Statement on Form S-1 and other documents periodically filed with the SEC.

Set forth below is the text of the joint press release as it currently appears on INTERVU's web site at www.intervu.net.

AKAMAI CONTACT:                     INTERVU CONTACT:
Jeff Young                          Anjeanette Rettig
Marketing Manager                   858-623-8400 x134
Akamai Technologies
617-250-3913
jyoung@akamai.com


                    AKAMAI TO ACQUIRE INTERVU TO FORM LARGEST
                     INTERNET STREAMING MEDIA AND BROADBAND
                            CONTENT DELIVERY COMPANY

             $2.8 BILLION ACQUISITION TO CREATE INDUSTRY LEADER WITH
                              OVER 1,000 CUSTOMERS

CAMBRIDGE, MA and SAN DIEGO, CA, February 7, 2000 -- Akamai Technologies (NASDAQ: AKAM), the foremost provider of global, high performance services for the delivery of Internet content, streaming media, and applications, and INTERVU Inc. (NASDAQ: ITVU), the leading service provider for Internet audio and video delivery solutions, announced today that they have signed a definitive agreement for Akamai to acquire INTERVU in a stock-for-stock transaction valued at approximately $2.8 billion. Each share of INTERVU common stock will be exchanged for 0.5957 shares of Akamai common stock. Upon closing, this acquisition will make Akamai the largest global provider of Internet content, audio and video delivery services.

Akamai, the exclusive network provider for Apple QuickTime TV, will combine its global network with that of INTERVU, a pioneer in the quickly expanding streaming market. Together, the two companies will support all leading streaming media formats, and will have over 1,000 customers, including AOL MovieFone, Apple, CBS Corporation, CNN, General Motors, GO Network, IBM, Microsoft, NBC, Paramount Digital Entertainment, Quokka Sports, Turner Broadcasting, Universal Studios, and Viacom.

The companies will jointly have more than 3,000 servers in 100 networks across 40 countries, expanding upon what was already the largest fault-tolerant network for the delivery of streaming media. The company's headquarters will remain in Cambridge, MA, and

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

will include offices in Atlanta, Chicago, Cupertino, London, Los Angeles, Munich, New York, Paris, San Diego, San Mateo, Seattle, and the Washington D.C. area.

"By combining with INTERVU we will create the hands down leader in the field of Internet streaming," said George Conrades, chairman and CEO of Akamai. "INTERVU's powerful customer base and proven track record, together with Akamai's innovative technology and global network, is a winning and complementary combination. This merger will solidify Akamai's position in the streaming arena and will provide customers with the most comprehensive, end-to-end content delivery solution in the market today. Following our recent acquisition of Network24, our agreement with INTERVU will ensure that Akamai will play the leading role in defining the future direction for streaming content over the Web."

"By joining forces with an organization of Akamai's caliber, we can truly empower our customers with the broadest range of content delivery solutions available. Our combined company will be poised to become the de facto standard for integrated media delivery services," according to Harry Gruber, founder and CEO of INTERVU. "We are confident that together we will introduce a new generation of streaming, including enhanced performance and reliability, to the Web's top properties."

By acquiring INTERVU, Akamai believes it will be best positioned in the market to offer:

        - Integrated Applications -- meeting customer demand for solutions that combine the delivery of streaming media with dynamic and personalized content, and enable an interactive broadband media experience over a high-performance delivery network.

        - Broadest Network Reach -- integrating INTERVU's network of regional staging hubs for audio and video with Akamai's global, edge delivery network, the combined companies will create a single, massive platform that incorporates broadband networks and satellite distribution, for the delivery of high quality streaming media.

        - Proven Expertise -- deploying the most experienced team in the industry, including hundreds of employees who are focused on providing world-class streaming services.

        - Comprehensive Solution -- offering broadest range of end-to-end streaming media solutions, including signal acquisition, production, encoding and delivery as well as value added services from applications such as the Network24 Qcast offering from Akamai and Netpodium from INTERVU.

Under terms of the agreement, Akamai will acquire INTERVU by issuing approximately 9.3 million shares of Akamai common stock in exchange for all outstanding shares of INTERVU stock. Additionally, Akamai will convert outstanding INTERVU stock options and warrants into approximately 2.8 million Akamai options and warrants. The merger will be effected on a tax-free basis to INTERVU stockholders and will be accounted for as a purchase. The acquisition is subject to certain closing conditions, including regulatory approvals and the approval of INTERVU stockholders, and is expected to close during the second quarter of 2000.

About INTERVU Inc.

INTERVU provides Web site owners and content publishers with services for the delivery or "streaming" of live and on-demand video and audio content over the Internet. INTERVU's services automate the publishing, distribution and programming of video and audio content. INTERVU's customers use its video and audio distribution services to transmit entertainment, sports, news, advertising, business communications, and distance learning content. INTERVU's current customers include CNET, CNN, Excite@Home, House of Blues, Investor Broadcast Network (formerly Vcall), Microsoft, MSNBC, NBC, NetRadio.com, Quokka Sports, Saatchi & Saatchi, Tunes.com and Turner Broadcasting. Additional information can be found at www.intervu.net.

About Akamai

Akamai Technologies, Inc. is headquartered in Cambridge, Massachusetts, and has offices in Cupertino and San Mateo, California; and Munich, Germany; Paris, France; and London, England. Akamai provides global Internet content, streaming media, and applications delivery services for hundreds of customers, improving Web site speed and reliability and enabling richer, more engaging Web site content. To date, Akamai has delivered millions of high-quality audio and video streams. Currently, Akamai has deployed over 2,000 servers in excess of 40 countries across more than 100 different telecommunications networks. Akamai (pronounced AH kuh my) is Hawaiian for intelligent, clever and cool. Additional information can be found at www.akamai.com.

                                      # # #

Except for the historical information contained herein, this news release contains forward-looking statements that are subject to risks and uncertainties that might cause actual results to differ from those foreseen, including the market acceptance for INTERVU's specialized services, technological change and intense competition, as well as the other risks detailed from time to time in INTERVU's SEC reports, including the report on Form 10-K filed on March 30, 1999.

        The release contains information about future expectations, plans and prospects of Akamai's management that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, the dependence on Akamai's Internet content delivery service, a failure of its network infrastructure, the complexity of its service and the networks on which the service is deployed, the failure to obtain access to transmission capacity and other factors that are discussed in the Company's Registration Statement on Form S-1 and other documents periodically filed with the SEC.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Akamai plans to file a Registration Statement on SEC Form S-4 in connection with the Merger, and Akamai and INTERVU expect to mail a Proxy Statement/Prospectus to stockholders of INTERVU containing information about the merger. Investors and security holders are urged to read the Proxy Statement/Prospectus carefully when they are available. The Proxy Statement/Prospectus will contain important information about Akamai, INTERVU, the merger, the persons soliciting proxies relating to the merger, their interests in the merger, and related matters. Investors and security holders will be able to obtain free copies of these documents through the website maintained by the U.S. Securities and Exchange Commission at http://www.sec.gov. Free copies of the Proxy Statement/Prospectus and these other documents may also be obtained from INTERVU by directing a request through the Investors Relations portion of INTERVU's website at http://www.intervu.net or by mail to INTERVU Inc., 6815 Flanders Drive, San Diego, CA 92121, attention: Investor Relations, telephone: (858) 623-8400.

        INTERVU, its directors, executive officers and certain other members of management and employees may be soliciting proxies from INTERVU stockholders in favor of the merger. Information concerning the participants in the solicitation is set forth in preliminary proxy materials on Schedule 14A filed on February 17, 2000.


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